Exhibit 99.1

ENSCO

Exceeding Expectations

Fleet Status Report

19 February 2013

ENSCO DS-6
ENSCO 8506
ENSCO DS-7

Newbuilds commence work and multiple new contracts signed

ENSCO 8500
ENSCO 107
ENSCO 8501

Fleet Status Highlights New Contracts and Significant Rate Increases ENSCO DS-7, a newbuild ultra-deepwater drillship scheduled for delivery in third quarter 2013, has been contracted by TOTAL in Angola at an average rate of approximately $648,000 per day over its three-year contract. ENSCO 107 has been contracted to OMV in New Zealand beginning October 2013, after its existing contracts are completed. The day rate in the $230,000 range is one of the highest for its rig class since 2007. ENSCO 8501, currently working for Nexen/Noble Energy in the U.S. Gulf of Mexico, received a one-year contract extension from Noble Energy commencing August 2013 at a rate of approximately $525,000 per day. ENSCO 5006, currently working for Noble Energy in Israel, increased its day rate by more than $140,000 to approximately $430,000 per day. Once its current contract is completed, ENSCO 5006 will mobilize to Singapore for shipyard upgrades before it mobilizes to Australia for a 40-month contract with Inpex at an average day rate of approximately $490,000 over the contract term. ENSCO 8500 had its one-year priced option exercised by Anadarko/Eni commencing September 2013 in the U.S. Gulf of Mexico. ENSCO 81 has been contracted to Stone in the U.S. Gulf of Mexico beginning in April 2013 for at least six months at approximately $138,000 per day, increasing its day rate by more than $45,000 per day. Contract Commencements ENSCO DS-6, a newbuild ultra-deepwater drillship, is on location for BP in Angola and has commenced its five-year contract. ENSCO 8506, a newbuild ultra-deepwater semisubmersible, is on location and has commenced work for Anadarko in the U.S. Gulf of Mexico. Operations Update This Fleet Status Report reflects zero rate downtime related to GE Oil & Gas connector bolts (see Ensco press release issued 7 February 2013).

Ensco plc Fleet Status Report 19 February 2013

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Rig Type Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail (2)	Comments

Floaters

North & South America (excluding Brazil)
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP	Low 490s	U.S. Gulf of Mexico	Jun. 16	Zero rate for ----- approx. 20 days in 1Q13. Plus cost adjustments
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras	Mid 430s	U.S. Gulf of Mexico	Jul. 16	Zero rate for approx. 30 days in 1Q13. Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Anadarko/Eni	Low 300s	U.S. Gulf of Mexico	Sep. 14	Plus approx. $31,000 per day for lump sum payment of $20 million and one-time reimbursable costs of $27 million amortized through Aug. 13. Plus cost adjustments and three 1-year same-rate options
ENSCO 8501	Semisubmersible DP	8500/10000	Nexen/Noble Energy	Mid 380s	U.S. Gulf of Mexico	Aug. 14
Plus approx. $19,000 per day for mobilization expenses and upgrade costs amortized through Aug. 13. Plus cost adjustments. Continue with Noble Energy to Aug. 14, mid 520s. Plus cost adjustments and three 1-year unpriced options

ENSCO 8502	Semisubmersible DP	8500/10000	Nexen/LLOG	Low 500s	U.S. Gulf of Mexico	Jul. 13	Assigned to LLOG. Plus approx. $35,000 per day for reimbursable mobilization expenses and upgrade costs amortized through Jul. 13. Plus cost adjustments
ENSCO 8503	Semisubmersible DP	8500/10000	Cobalt	Low 550s	U.S. Gulf of Mexico	Jan. 14	Plus approx. $54,000 per day for reimbursable mobilization expenses and upgrade costs amortized through Dec. 13. Plus cost adjustments
ENSCO 8505	Semisubmersible DP	8500/10000	Anadarko/Apache/ Noble Energy	High 480s	U.S. Gulf of Mexico	Jul. 14	-----. Plus cost adjustments and two 1-year unpriced options
ENSCO 8506	Semisubmersible DP	8500/10000	----Anadarko	Low 530s	U.S. Gulf of Mexico	Jul. 15	-----. Plus cost adjustments

Brazil
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	Mid 550s	Brazil	Jul. 16	Zero rate for ----- approx. 32 days in 1Q13. Plus cost adjustments
ENSCO 7500	Semisubmersible DP	8000	Petrobras	Low 320s	Brazil	Aug. 14
Zero rate for ----- approx. 22 days in 1Q13. Eligible for bonus opportunity up to 5%. Plus approx. $20,000 per day for mobilization revenue and expenses amortized over primary contract term. Plus cost adjustments

ENSCO 6001	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 270s	Brazil	Jun. 13	Zero rate for ----- approx. 7 days in 1Q13. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 270s	Brazil	Jul. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6003	Semisubmersible - DP Megathyst	5700	Petrobras	High 310s	Brazil	Jan. 17	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Megathyst	5700	Petrobras	High 310s	Brazil	Oct. 16	-----. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 5000	Semisubmersible - Conv Neptune Pentagon	2300/2650	Petrobras	High 230s	Brazil	Jul. 13	Zero rate for ----- approx. 10 days in 1Q13. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 5002	Semisubmersible - Conv Aker H-3	1000	OGX	Low 220s	Brazil	Nov. 13	Zero rate for approx. 5 days in 1Q13
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	OGX	Mid 230s	Brazil	Nov. 13
ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Petrobras	Low 200s	Brazil	Apr. 14	Currently outfitted for workover activity. Eligible for bonus opportunity up to 18%, plus cost adjustments. Rate increases Apr. 13 to mid 270s

Ensco plc Fleet Status Report 19 February 2013

Rig Type Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail (2)	Comments

Floaters

Europe & Mediterranean
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	6200/7500	Noble Energy	Low 430s	Israel	Nov. 17
-----. Mobilize to Singapore shipyard in 4Q13 under contract to Inpex for 40 month drilling program in Australia with estimated commencement 3Q14, initially low 460s. Plus periodic rate increases resulting in low 490s average rate over drilling program. Plus initial estimate of $166,000 per day amortized over the duration of the drilling program for capital upgrades and day rates during shipyard stay and mobilizations

Middle East & Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Low 350s	Angola	Jan. 16	-----. Plus unpriced options and cost adjustments. Eligible for bonus opportunity up to 5%
ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Low 480s	Angola	Jul. 13	Zero rate for ----- approx. 27 days in 1Q13. Planned inspection early 3Q13 for approx. 25 days at zero rate. Eligible for bonus opportunity up to 5%, plus cost adjustments
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	-----BP	Low 520s	Angola	Feb. 18
-----. Plus approx. $103,000 per day amortized over 5-year contract term for special day rate ahead of mobilization, upgrade costs and estimated reimbursable mobilization expenses. Plus cost adjustments and two 1-year options at mutually agreed rates

ENSCO 5001	Semisubmersible - Conv Sonat	5000/6500	PetroSA	Low 280s	South Africa	Jan. 15
Zero rate for ----- 15 days in 1Q13 for mobilization. Plus approx. $7,500 per day for reimbursable mobilization expenses amortized over primary contract term to Jan. 15. Plus two 1-well options, low 320s

Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	-----Shell	Low 460s	Philippines	May 15	-----. Eligible for bonus opportunity up to 15%, plus cost adjustments. Then to Shell in Malaysia Jul. 13 to May 15, mid 530s. ----- Plus cost adjustments

ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Shipyard		Singapore	1Q14	Planned inspection and shipyard upgrades

Under Construction
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Under construction/ Contracted	South Korea	4Q16
Contracted to Total in Angola from 4Q13 to 4Q16, initial rate mid 610s for first 90 days after commencement. Plus periodic rate increases resulting in high 640s average rate over three-year contract. Mob fee of $31 million to be amortized over primary contract term

ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Under construction	South Korea	3Q14
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Under construction	South Korea	4Q14
(1)	For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2)
 Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 19 February 2013

Rig Type Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail (1)	Comments

Jackups

North & South America (excluding Brazil)

U.S. Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	Mid 130s	Gulf of Mexico	Jan. 14	Day rate does not include certain extra reimbursable costs
ENSCO 69	MLT 84-Slot	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	Apache	High 130s	Gulf of Mexico	Jan. 14	-----. Plus cost adjustments
ENSCO 81	MLT 116-C	350	Dynamic	Low 90s	Gulf of Mexico	Nov. 13	Next to Stone Apr. 13 to Nov. 13, high 130s
ENSCO 82	MLT 116-C	300	Energy XXI	Low 120s	Gulf of Mexico	Mar. 13
ENSCO 86	MLT 82 SD-C	250	Apache	Low 110s	Gulf of Mexico	Jul. 13
ENSCO 87	MLT 116-C	350	Apache	Low 120s	Gulf of Mexico	Jul. 13
ENSCO 90	MLT 82 SD-C	250	Energy XXI	Low 110s	Gulf of Mexico	Oct. 13
ENSCO 99	MLT 82 SD-C	250	Energy XXI	Low 110s	Gulf of Mexico	Oct. 13	-----
Pride Wisconsin	MLT-Slot	300	Cold stacked		Gulf of Mexico

Mexico
ENSCO 83	MLT 82 SD-C	250	-----Pemex	Low 90s	Mexico	Oct. 16	Shipyard inspection for ----- approx. 23 days in 1Q13 at zero rate -----
ENSCO 89	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Nov. 15	-----
ENSCO 93	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Jun. 15	-----
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Aug. 15	-----

Europe

North Sea
ENSCO 70	Hitachi K1032N	250	RWE Dea	High 80s	UK	Feb. 14	Rate increases Mar. 13 to mid 140s. Plus one 1-well unpriced option. Planned shipyard upgrade and inspection late 3Q13 for approx. 90 days at zero rate. Then to RWE Dea Dec. 13 to Feb. 14, mid 140s
ENSCO 71	Hitachi K1032N	225	Maersk	Low 110s	Denmark	May 14
-----. Plus approx. $13,000 per day for reimbursable upgrade cost amortized Oct. 12 to May 13. Rate increases May 13 to low 140s. Plus two 1-year options at escalating day rates and one 1-year at mutually agreed rate

ENSCO 72	Hitachi K1025N	225	Maersk	Low 110s	Denmark	Aug. 13	Plus approx. $7,000 per day for reimbursable upgrade cost amortized Aug. 12 to Aug. 13. Plus three 1-year options at escalating day rates and one 1-year option at mutually agreed rate
ENSCO 80	MLT 116-CE	225	Perenco	Mid 90s	UK	Jan. 17
Plus cost adjustments -----. Next to EOG Apr. 13 to Jan. 14, high 90s, plus cost adjustments. Rate increases Nov. 13 to low 130s and Dec. 13 to high 130s, plus cost adjustments. Then to GDF Jan. 14 to Jan. 17, high 130s. Plus cost adjustments and unpriced option

ENSCO 92	MLT 116-C	225	RWE Dea	Mid 140s	UK	Jun. 14
Plus one 1-well unpriced option. Next to Tullow in Netherlands May 13 to Sep. 13, low 130s. Rate increases Jul. 13 to mid 140s. Plus cost adjustments. Then to O.N.E Sep. 13 to Feb. 14, mid 140s. Plus cost adjustments. Then to ConocoPhillips in UK Feb. 14 to Jun. 14, low 160s. Plus cost adjustments

ENSCO 100	MLT 150-88-C	350	E.ON	High 150s	UK	Oct. 14	Planned shipyard inspection for approx. 35 days in 2Q13 at zero rate. Next to Ithaca Apr. 13 to Oct. 14, low 160s. Plus cost adjustments and two 1-well options
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 200s	UK	Dec. 14
Plus cost adjustments. Planned shipyard inspection 1Q13 for approx. 25 days at zero rate. Next to Tullow Apr. 13 to Jul. 13, mid 210s. Plus cost adjustments. Then to DONG in Denmark to Dec. 13, low 220s. Plus cost adjustments and two 25-day unpriced options. Then to BP in UK to Dec. 14, mid 210s, plus cost adjustments and two 6-month unpriced options

ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 200s	UK	Jun. 16
Planned shipyard inspection for approx. 15 days in 1Q13 and approx. 10 days in 2Q13 at zero rate. Rate firm for 8 wells (est. through Jun. 14) thereafter at mutually agreed rate. Plus cost adjustments and unpriced options

Ensco plc Fleet Status Report 19 February 2013

Middle East & Africa

Middle East
ENSCO 54	F&G L-780 Mod II-C	300	Bunduq	Mid 90s	UAE	Sep. 13	Plus cost adjustments. -----. Next to BG in India Mar. 13 to Sep. 13, low 140s. Plus approx. $9,000 per day for mobilization amortized over contract term
ENSCO 58	F&G L-780 Mod II	250	-----Shipyard		Saudi Arabia	Jan. 14	Planned inspection ----- for approx. 45 days in 1Q13 at zero rate. Then to Saudi Aramco to Jan. 14, mid 60s. Plus one 1-year same rate option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 14	Planned inspection 4Q13 for approx. 20 days at zero rate. Plus one 1-year option, high 150s
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade for approx. 35 days in 1Q13 and approx. 45 days in 2Q13 at zero rate. Plus one 1-year option, mid 70s
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 80s	Qatar	Sep. 16
Rate increases May 13 to low 110s. Next planned shipyard upgrade and mobilization for approx. 30 days in 2Q13 and approx. 90 days in 3Q13 at zero rate. Then to Saudi Aramco Oct. 13 to Sep. 16, low 100s. Plus one 1-year priced option

ENSCO 91	Hitachi Zosen Drill Hope C-150	270	Saudi Aramco	High 60s	Saudi Arabia	Aug. 14	Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	Shipyard		Qatar	Apr. 16	Shipyard upgrade for ----- approx. 90 days in 1Q13 and approx. 20 days in 2Q13 at zero rate. Then to Saudi Aramco Apr. 13 to Apr. 16, low 100s. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Dec. 14	Planned shipyard upgrade for approx. 45 days in 2Q13 and approx. 35 days in 3Q13 at zero rate. Plus one 1-year option, mid 70s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Dec. 14	Planned shipyard upgrade for approx. 45 days in 3Q13 and approx. 35 days in 4Q13 at zero rate. Plus one 1-year option, mid 70s
Pride Pennsylvania	MLT	300	Cold stacked		Bahrain

Asia & Pacific Rim

Southeast Asia / Australia
ENSCO 52	F&G L-780 Mod II-C	300	Murphy	High 70s	Malaysia	May 14
Plus cost adjustments and one 1-year unpriced option. Plus approx. $2,000 per day for upgrade costs amortized Apr. 12 to Apr. 13. Planned shipyard upgrade for approx. 30 days in 1Q13 and approx. 60 days in 2Q13 at zero rate

ENSCO 53	F&G L-780 Mod II-C	300	BC Petroleum	Low 100s	Malaysia	Jun. 13	Plus cost adjustments
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Mid 70s	Indonesia	Apr. 13	Plus one 6-month unpriced option. Planned shipyard time 2Q13 for approx. 70 days at zero rate
ENSCO 67	MLT 84-CE	400	Pertamina	Mid 130s	Indonesia	Mar. 13
ENSCO 85	MLT 116-C	300	-----Pertamina	Mid 130s	Indonesia	Feb. 14	-----. -----. Plus approx. $7,000 per day for mobilization amortized Feb. 13 to Jan. 14. Plus one 8-month unpriced option
ENSCO 104	KFELS MOD V-B	400	Apache	Mid 190s	Australia	May 13	Plus cost adjustments
ENSCO 105	KFELS MOD V-B	400	-----Petronas Carigali	Low 150s	Malaysia	Nov. 13	Shipyard time for ----- approx. 34 days in 1Q13 at zero rate. -----. Plus one 1-year unpriced option
ENSCO 106	KFELS MOD V-B	400	Newfield	High 130s	Malaysia	Oct. 13	Plus cost adjustments
ENSCO 107	KFELS MOD V-B	400	Thang Long JOC (PV Drilling)	High 140s	Vietnam	Aug. 14
Plus cost adjustments. Next to Mitra Energy in Vietnam Apr. 13 to Jun. 13, low 160s. Plus two 1-well options. Then to OMV in New Zealand Oct. 13 to Aug. 14, low 230s. Plus cost adjustments and one 90-day unpriced option. Mob fee to be amortized over primary contract term

ENSCO 108	KFELS MOD V-B	400	PTTEP	Mid 130s	Thailand	Apr. 14	Plus approx. $2,000 per day for upgrade costs amortized Apr. 12 to Apr. 14
ENSCO 109	KFELS MOD V-Super B	350	ENI/Murphy/ Vermillion/Santos	Low 180s	Australia	Jun. 13	Plus approx. $5,000 per day for mobilization amortized mid Aug. 12 to Mar. 13. Next to PTTEP Apr. 13 to Jun. 13, mid 190s. Plus one 1-well option

Under Construction
ENSCO 120	KFELS Super A	400	Under construction/ Contracted	Singapore	Mar. 15	Contracted to Nexen in the UK from 4Q13 to Mar. 15, low 230s. Plus cost adjustments and eleven 1-well options, mid 250s. Mob fee of $8 million to be amortized over primary contract term
ENSCO 121	KFELS Super A	400	Under construction	Singapore	4Q13
ENSCO 122	KFELS Super A	400	Under construction	Singapore	3Q14
(1)
 Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 19 February 2013

Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail (1)	Comments

Other

Deepwater Drilling Management
Kizomba	Deepwater TLP Drilling Rig	5000	ExxonMobil	Mid 40s	Angola	Jun. 15	Currently reduced crew. Rate increases May 13 to mid 80s with full crew complement. Expect to commence operations in 4Q13
Thunderhorse	Deepwater Semisubmersible	6000	BP	Mid 90s	U.S. Gulf of Mexico	Jan. 14	Plus three 1-year priced options, plus cost adjustments
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	Low 60s	U.S. Gulf of Mexico	Jan. 15	Plus one 1-year priced option, plus cost adjustments
(1) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts.  Routine and non-routine downtime may reduce the actual revenues recognized during the contract term.  Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes.  In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.